Impairment Of Long-Lived Assets	3 Months Ended
Oct. 31, 2014
Impairment Of Long-Lived Assets [Abstract]
Impairment Of Long-Lived Assets

8.Impairment of Long-Lived Assets

In accordance with GAAP, if indicators of impairment exist, we assess the recoverability of the affected long-lived assets by determining whether the carrying value of such assets can be recovered through undiscounted future operating cash flows. If impairment is indicated, we measure the amount of such impairment by comparing the carrying value of the asset to the fair value of the asset and we record the impairment as a reduction in the carrying value of the related asset and a charge to operating results. Estimating the undiscounted future cash flows associated with long-lived assets requires judgment, and assumptions could differ materially from actual results. During the three months ended October 31, 2014 and 2013, no impairment of long-lived assets was indicated or recorded.